                                                                    EXHIBIT 99.1



SUMMARY STATEMENT OF INCOME
JUNE 2001

----------------------------------------------------------------------------------------------------------------
                                                          CURRENT MONTH                     YEAR-TO-DATE
                                                      ------------------------        --------------------------
($ MILLIONS)                                            2001           2000             2001             2000
------------------------------------------------------------------------------        --------------------------
REVENUE
     INTEGRATED STEEL                                 $ 208.1         $ 314.5         $1,316.0         $1,854.0
     METAL FABRICATION                                  125.8           161.9            716.9            880.1
     LESS: INTERSEGMENT SALES                           (14.7)          (12.0)           (84.6)           (68.7)
                                                      -------         -------         --------         --------
             TOTAL REVENUE                            $ 319.2         $ 464.4         $1,948.3         $2,665.4
                                                      =======         =======         ========         ========

PRETAX RESULTS
     INTEGRATED STEEL                                 $ (44.4)        $  25.5         $ (272.4)        $   22.8
     METAL FABRICATION                                    3.6            11.1              7.6             48.7
     STEEL TECHNOLOGIES                                  (1.8)           (1.6)            (1.8)            (1.4)
     INTEREST EXPENSE                                    (5.2)           (7.8)           (30.5)           (48.2)
     CORPORATE AND OTHER                                 (2.5)           (2.7)            (6.4)           (13.4)
     LOSS ON SALE OF INVESTMENT IN AFFILIATE               --           (83.7)              --            (83.7)
     SPECIAL CHARGES                                       --          (207.3)              --           (207.3)
     REORGANIZATION AND RESTRUCTURING ITEMS             (72.7)             --           (136.8)              --
                                                      -------         -------         --------         --------
         PRETAX INCOME (LOSS)                          (123.0)         (266.5)          (440.3)          (282.5)
                                                      -------         -------         --------         --------

TAX (PROVISION) CREDIT                                   (1.0)           (0.4)            (6.0)            (5.9)
                                                      -------         -------         --------         --------

INCOME (LOSS) BEFORE EXTRAORDINARY LOSS               $(124.0)        $(266.9)        $ (446.3)        $ (288.4)
     EXTRAORDINARY LOSS                                    --              --             (2.0)              --
                                                      -------         -------         --------         --------
NET INCOME (LOSS)                                     $(124.0)        $(266.9)        $ (448.3)        $ (288.4)
                                                      =======         =======         ========         ========
EPS                                                   $ (1.19)        $ (2.67)        $  (4.33)        $  (2.92)
                                                      =======         =======         ========         ========




                                      -1-
                              The LTV Corporation

SUMMARY STATEMENT OF CASH FLOWS
JUNE 2001


---------------------------------------------------------------------------------------------------------
                                                                                             YEAR-TO-DATE
($ MILLIONS)                                                                   MONTH            ACTUAL
----------------------------------------------------------------------------------------     ------------
ACTIVITY
     INCOME FROM CONTINUING OPERATIONS                                       $ (124.0)        $ (448.3)
     EXTRAORDINARY LOSS                                                            --              2.0
     NONCASH EQUITY (INCOME) LOSS OF JOINT VENTURES                               1.8              1.8
     DEPRECIATION AND AMORTIZATION                                               24.7            147.1
     PENSION FUNDING (MORE) LESS THAN EXPENSE                                     4.2             24.7
     OPEB PAYMENTS (MORE) LESS THAN EXPENSE                                      (2.0)           (11.5)
     VEBA RECOVERIES                                                              4.0              4.0
     REORGANIZATION AND RESTRUCTURING ITEMS                                      72.7            136.8
     LESS: PAYMENTS AGAINST REORGANIZATION AND  RESTRUCTURING ITEMS              (6.5)           (21.1)
     CHANGES IN RECEIVABLES, INVENTORY
         AND PAYABLES                                                            23.8            259.5
     CHANGES IN OTHER ASSETS AND LIABILITIES                                     (7.2)           (55.2)
                                                                             --------         --------
         OPERATING ACTIVITY                                                      (8.5)            39.8
     PROPERTY ADDITIONS                                                          (4.5)           (41.9)
     INVESTMENTS IN STEEL-RELATED BUSINESSES                                     (2.3)            (9.1)
                                                                             --------         --------
         CHANGE IN CASH AND CASH EQUIVALENTS
             BEFORE CHANGE IN DEBT                                              (15.3)           (11.2)
             CHANGE IN BORROWINGS                                                (3.4)            (7.9)
                                                                             --------         --------
         CHANGE IN CASH AND CASH EQUIVALENTS                                    (18.7)           (19.1)
BEGINNING CASH AND CASH EQUIVALENTS                                              68.0             68.4
                                                                             --------         --------
ENDING CASH AND CASH EQUIVALENTS                                             $   49.3         $   49.3
                                                                             ========         ========



                                      -2-
                              The LTV Corporation

SUMMARY BALANCE SHEET
JUNE 2001

--------------------------------------------------------------------------------
                                                    June 30,       December 31,
($ MILLIONS)                                          2001            2000
--------------------------------------------------------------------------------
CURRENT ASSETS
      CASH AND CASH EQUIVALENTS                     $   49.3        $   68.4
      RECEIVABLES                                      502.2           494.8
      INVENTORIES                                      748.5           970.9
      PREPAID EXPENSES, DEPOSITS AND OTHER              32.5            24.9
                                                    --------        --------
                                                     1,332.5         1,559.0
                                                    --------        --------
NONCURRENT ASSETS
      PROPERTY, PLANT AND EQUIPMENT                  3,118.3         3,248.7
      INVESTMENTS IN AFFILIATES                        115.6           106.0
      OTHER NONCURRENT ASSETS                          421.6           444.4
                                                    --------        --------
                                                     3,655.5         3,799.1
                                                    --------        --------
TOTAL ASSETS                                        $4,988.0        $5,358.1
                                                    ========        ========


CURRENT LIABILITIES
      ACCOUNTS PAYABLE                              $  120.9        $   45.4
      ACCRUED EMPLOYEE COMPENSATION                     84.1            55.9
      ACCRUED LIABILITIES AND OTHER                     93.6            53.1
      CURRENT DEBT                                     659.5           667.4
                                                    --------        --------
                                                       958.1           821.8
                                                    --------        --------
NONCURRENT LIABILITIES
      POST-EMPLOYMENT HEALTH CARE BENEFITS              46.0            45.6
      PENSION BENEFITS                                   3.7             4.1
      OTHER EMPLOYEE BENEFITS                            1.6             1.3
      LONG-TERM DEBT                                      --              --
      OTHER                                             34.6            50.7
                                                    --------        --------
                                                        85.9           101.7
                                                    --------        --------
LIABILITIES SUBJECT TO COMPROMISE                    3,785.3         3,858.1
TOTAL SHAREHOLDERS' EQUITY                             158.7           576.5
                                                    --------        --------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY          $4,988.0        $5,358.1
                                                    ========        ========




                                      -3-
                              The LTV Corporation